Exhibit 10.11(1)

Account No.	Option No.
«TAXID» «NQ_OPTION_NO»

UNITED PARCEL SERVICE, INC.

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

(Not Transferable)

THIS CERTIFIES THAT «EE_NAME2» has been granted a non-qualified stock option to purchase «NQ_SHARES_AWARDED» shares of the Class A common stock of UNITED PARCEL SERVICE, INC., a Delaware corporation, at a price of «STRIKE_PRICE» per share.

This option is granted under and pursuant to the United Parcel Service, Inc. Incentive Compensation Plan, (the “Plan”), and is subject to the conditions and limitations set forth in the Plan Document as the same may be amended from time to time. All of the terms and provisions of the Plan, as set forth in the Plan Document and the Participant Brochure/Prospectus (“Governing Documents”), are incorporated herein by reference and shall govern with respect to the specific terms and conditions under which this option is granted.

THIS OPTION SHALL EXPIRE AND BE VOID AND SHALL NOT BE EXERCISABLE AFTER THE EXPIRATION OF TEN YEARS FROM THE DATE HEREOF, AND MAY BE EXERCISED ONLY IN THE MANNER PROVIDED IN THE GOVERNING DOCUMENTS.

This option is not transferable except by will or the laws of descent and distribution.

IN WITNESS WHEREOF, UNITED PARCEL SERVICE, INC. has caused this Stock Option to be issued as of May 3, 2004.

ATTEST:	UNITED PARCEL SERVICE, INC.

Secretary	Chairman and Chief Executive Officer

«RRDD»

«DEPT»

Account No.	RPU No.
«TAXID».	«RPU_NO».

UNITED PARCEL SERVICE, INC.

RESTRICTED PERFORMANCE UNIT AWARD AGREEMENT

(Not Transferable)

THIS CERTIFIES THAT «EE_NAME2» has been granted «RPU_INITIAL_SHARES_AWARDED» Restricted Performance Units. Each performance unit has a value which equals the value of one share of the Class A common stock of UNITED PARCEL SERVICE, INC., a Delaware corporation.

This award is granted under and pursuant to the United Parcel Service, Inc. Incentive Compensation Plan (the “Plan”), and is subject to the conditions and limitations set forth in the Plan document as the same may be amended from time to time. All of the terms and provisions of the Plan, as set forth in the Plan document and the Participant Brochure/Prospectus (“Governing Documents”), are incorporated herein by reference and shall govern with respect to the specific terms and conditions under which this award is granted.

This award is not transferable except by will or the laws of descent and distribution.

IN WITNESS WHEREOF, UNITED PARCEL SERVICE, INC. has caused this Restricted Performance Unit Award to be issued as of May 3, 2004.

ATTEST:	UNITED PARCEL SERVICE, INC.

Secretary	Chairman and Chief Executive Officer

«RRDD»

«DEPT»